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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                  May 20, 2002

                              WARREN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

              0-17222                                   04-3024165
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       (Commission File No.)                           (IRS Employer
                                                     Identification No.)

10 Main Street, Peabody, Massachusetts                     01960
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(Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code
                                  978-531-7400


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Arthur Andersen LLP was previously the principal accountants for Warren Bancorp, Inc. Effective May 20, 2002 that firm was dismissed from its engagement as principal accountants and KPMG Peat Marwick LLP was engaged as principal accountants. The decision to change accountants was unanimously approved by (1) the Finance, Audit and Compliance Committee and (2) the Board of Directors of Warren Bancorp, Inc.

         In connection with the audits of the two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through May 20, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit reports of Arthur Andersen LLP on the consolidated financial statements of Warren Bancorp, Inc,. and subsidiaries as of and for the years ended December 31, 2001 and 2002, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Arthur Andersen LLP is attached as an exhibit.

         During the registrant's two most recent fiscal years and the subsequent interim periods, KPMG Peat Marwick LLP has not been engaged as an independent accountant to audit either the registrant's financial statements or the financial statements of any of its subsidiaries, nor has it been consulted regarding the application of the registrant's accounting principles to any transaction, either completed or proposed, or the type of opinion that might be rendered on the registrant's financial statements, or any disagreement or reportable event under Item 304(a) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)    Exhibits

     16.1   Letter regarding Change in Certifying Accountants
            Letter dated May 21, 2002 from Arthur Andersen LLP to the Registrant (filed herewith).

     16.2   Letter regarding Change in Certifying Accountants
            Letter dated May 21, 2002 from Arthur Andersen LLP to Securities & Exchange Commission (filed herewith).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARREN BANCORP, INC.


                                        By: /s/  Paul M. Peduto
                                            ----------------------------
                                            Name:  Paul M. Peduto
                                            Title: Treasurer

                                        Date: May 21, 2002



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